UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2022
_____________________
ANAPLAN, INC.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-38698	27-0897861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hawthorne Street San Francisco, CA	94105
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (415) 742-8199
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PLAN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On March 2, 2022, Anaplan, Inc. (the “Company” or “Anaplan”) issued a press release reporting its financial results for the fiscal quarter and full fiscal year ended January 31, 2022. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and the exhibit hereto are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.
Item 7.01    Regulation FD Disclosure.
Anaplan has issued a Supplemental Financial Information document. The Supplemental Financial Information is available on Anaplan’s Investor Center website at https://investors.anaplan.com. Anaplan management will hold a public webcast today at 2:00 p.m. Pacific Time that can be accessed on its Investor Center website at https://investors.anaplan.com. During today’s webcast, Anaplan will provide an outlook for its fiscal first quarter ending April 30, 2022 and for its full fiscal year ending January 31, 2023, including key underlying assumptions. A replay will be available on Anaplan’s Investor Center website at https://investors.anaplan.com shortly following the event’s conclusion. Investors and others should note that Anaplan routinely uses the Investor Center section of its corporate website to announce material information to investors and the marketplace. While not all of the information that Anaplan posts on its corporate website is of a material nature, some information could be deemed to be material. Accordingly, Anaplan encourages investors, the media, and others interested in Anaplan to review the information that it shares on its Investor Center.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.
99.1	Press release, dated March 2, 2022, of Anaplan, Inc.
104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including all statements other than statements of historical fact contained in this report and includes, without limitation, statements about the Company’s expectations regarding the impact of the COVID-19 pandemic and resulting global economic uncertainty, statements regarding market demand, market opportunity, competitive position including of the Company’s solutions compared to the offerings of competitors, use of the Company’s solutions and the results of such use, statements about the Company’s plans, strategies and prospects, statements about offerings, solutions, services and functionality, statements regarding growth and momentum, the financial outlook and guidance, which may include expected GAAP and non-GAAP financial and other results, for the Company’s first fiscal quarter ending April 30, 2022 and for the full fiscal year ending January 31, 2023 and the underlying assumptions, current expectations, projections and other statements about future events and trends including events and trends that we believe may affect our financial condition, results of operations, short- and long-term business operations and objectives, and financial needs. These statements identify prospective information and may include words such as “expects,” “intends,” “continue,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “should,” “may,” “will,” or the negative version of these words, variations of these words and comparable terminology. These forward-looking statements are based on information available to the Company as of the date of this report and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond the Company’s control and may pose a risk to the Company’s operating and financial condition. Such risks and uncertainties include, but are not limited to, the following risks: the ongoing COVID-19 pandemic, and resulting global economic uncertainty, has impacted how we, our customers, and our partners are operating, and could result in a material adverse effect on our business, financial condition, operating results and cash flows; we have a limited history of operating at our current scale and under our current strategy, which makes it difficult to predict our future operating results, and we may not achieve our expected operating results in the future; our recent revenue growth rates may not be indicative of our future performance or growth; we have a history of net losses, we anticipate increasing our operating expenses in the future, and we do not expect to be profitable for the near future; our quarterly results have fluctuated in the past and may fluctuate significantly in the future and may not fully reflect the underlying performance of our business; we have experienced rapid growth and expect to continue to invest in our growth in the future, and if we fail to manage our growth effectively, we may be unable to execute our business plan, maintain high levels of service, or adequately address competitive challenges and our business, financial condition and results of operations may be adversely affected; we derive substantially all of our revenue from a single software platform and if our platform fails to satisfy customer demands or to achieve widespread market acceptance it would adversely affect our business, operating results, financial condition, and growth prospects; if we are unable to attract new customers, both domestically and internationally, the growth of our revenue will be adversely affected and our business may be harmed; our business depends substantially on our customers renewing their subscriptions and expanding their use of our platform and if we fail to achieve renewals or expansions or our customers renew or expand their subscriptions on less favorable terms, or if they fail to add more users in more functional areas or upgrade to a higher level of functionality on our platform, our business and operating results will be adversely affected; failure to effectively expand our sales and marketing capabilities, including to hire and retain direct sales personnel, could harm our ability to increase our customer base and achieve broader market acceptance of our service; our growth depends in part on the success of our strategic relationships with third parties and their continued performance; if our customers and partners do not have access to highly skilled and trained users of our platform, our customers may not be able to unlock the full potential of our platform, customer satisfaction may suffer, and our results of operations, financial condition and growth prospects may be adversely affected; if we fail to continue to enhance our platform, satisfy the cloud infrastructure priorities of our clients or adapt to rapid technological change, our ability to remain competitive could be impaired; if we experience a security incident affecting our platform, networks, systems or data or the data of our customers, or are perceived to have experienced such a security incident, our platform may be perceived as not being secure, our reputation may be harmed, customers may reduce the use of or stop using our platform, we may incur significant liabilities, and our business could be materially adversely affected; real or perceived errors, failures, bugs, service outages, or disruptions in our platform could adversely affect our reputation and harm our business; we depend on the experience and expertise of our senior management team and certain key employees, especially engineering, research and development and sales personnel, and our inability to retain these executive officers and key employees or recruit them in a timely manner, could harm our business, operating results, and financial condition; the markets in which we participate are intensely competitive, and if we do not compete effectively, our business and operating results could be adversely affected; we collect, process and store personal information and furthermore, our platform could be used by customers to do the same, and evolving domestic and international privacy and security laws, regulations and other obligations could result in additional costs and liabilities to us or inhibit sales of our platform. Furthermore, the additional or unforeseen effects from the COVID-19 pandemic and the global economic climate may amplify many of these risks. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this Form 8-K is contained in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its quarterly report on Form 10-Q filed with the SEC on December 2, 2021, and other documents the Company may file with or furnish to the SEC from time to time such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.
The inclusion of Anaplan’s website address in this Form 8-K is intended to be an inactive textual reference only and not an active hyperlink. The information contained in, or that can be accessed through, Anaplan’s website and social media channels are not part of this Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANAPLAN, INC.

By:	/s/ Vikas Mehta
Name:	Vikas Mehta
Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: March 2, 2022